Plant and equipment	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about property, plant and equipment [abstract]
Plant and equipment	Plant and equipment

For the six months ended June 30,						2023
	Assets under construction	Plant equipment and other	Computer equipment	Vehicles	Leasehold improvements	Total
Cost
Balance, beginning of the period	$167.1	$38.2	$2.1	$0.3	$9.9	$217.6
Additions	185.1	—	0.6	—	0.2	185.9
Transfers	(3.1)	3.1	—	—	—	—
Balance, end of the period	349.1	41.3	2.7	0.3	10.1	403.5

Accumulated depreciation
Balance, beginning of the period	—	(5.3)	(0.3)	(0.1)	(1.5)	(7.2)
Depreciation	—	(2.8)	(0.5)	—	(0.6)	(3.9)
Balance, end of the period	—	(8.1)	(0.8)	(0.1)	(2.1)	(11.1)
Net book value	$349.1	$33.2	$1.9	$0.2	$8.0	$392.4
For the three and six months ended June 30, 2023, $2.3 million and $4.3 million, respectively in employee salaries (three and six months ended June 30, 2022: $nil and $nil) and $0.2 million and $0.4 million, respectively in share-based compensation costs (three and six months ended June 30, 2022: $nil and $nil) were capitalized to assets under construction.

For the three and six months ended June 30, 2023, borrowing costs of $6.5 million and $12.2 million, respectively were capitalized to assets under construction (three and six months ended June 30, 2022: $nil and $nil). The capitalization rate used to determine the amount of borrowing costs eligible for capitalization in the period was a weighted average effective interest rate of 12.5%.

As of June 30, 2023, $58.2 million of the accounts payable balance is made up of non-cash additions to plant and equipment (December 31, 2022: $48.5 million).

Refer to Note 21 for details of contractual commitments to purchase fixed assets.